UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2024 (May 31, 2024)

BION ENVIRONMENTAL TECHNOLOGIES, INC.

Exact name of Registrant as Specified in its Charter

Colorado	000-19333	84-1176672
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

9 East Park Court

Old Bethpage, New York 11804

Address of Principal Executive Offices, Including Zip Code

516-586-5643

Registrant's Telephone Number, Including Area Code

Not applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2024 William O’Neill, then Chief Executive Officer and a Director of the Company, informed other members of the Company’s Board of Directors (by email) of his intention to resign from his positions with the Company. After review and discussion in a Board meeting held over two days, on May 30, 2024 the Board accepted his resignation effective midnight May 31, 2024.

On May 30, 2024, the Board of Directors appointed S. Craig Scott, the Company’s Head of Business Development, to the Company’s Board of Directors, effective June 1, 2024.

On May 30, 2024 the Board of Directors accepted the offer of Mr. Gregory Schoener, a shareholder of the Company, to assist the process of ‘filling the gaps’ created by Mr. O’Neill’s resignation (and the passing of Dominic Bassani (then the Company’s Chief Operating Officer(COO)) last November). Mr. Schoener will assume the COO position on an interim basis. The scope of Mr. Schoener’s duties and responsibilities will be defined during the month of June (but will not include direct responsibilities related to the Company’s SEC reporting obligations). He will serve on an ‘independent contractor/consulting’ basis at this time. His compensatory arrangements have not yet been negotiated and/or finalized. We welcome Mr. Schoener to our senior executive team. See Exhibit 10.1.

Item 7.01  Regulation FD Disclosure.

On June 3, 2024, the Company issued a press release entitled “Bion Announces Changes in Leadership and Approach” which press release has been placed on the Investors page of our website.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	S. Craig Scott resume
10.2	Gregory Schoner background email (May 28, 2024)
99.1	Press Release titled “Bion Announces Changes in Leadership and Approach” (dated June 3, 2024)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BION ENVIRONMENTAL TECHNOLOGIES, INC.

	By:	/s/ Mark A. Smith
Date: June 4, 2024	Name:	Mark A. Smith, President